UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:                      February 28, 2008

Date of reporting period:                   August 31, 2007

ITEM 1.  REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

October 25, 2007

To Our Shareholders:

We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2007.

The Net Asset Value per share (“NAV”) of the Fund decreased by 7.4% during the six months. The Fund’s closing market price on the New York Stock Exchange was $10.57, representing a discount of 3.29% to the NAV of $10.93. The net assets of the Fund were $232,220,620 on August 31, 2007.

The Fund’s benchmark—the Russell/Nomura Small Cap™ Index (“R/N Small Cap Index”)—decreased by 8.9% in United States (“U.S.”) dollar terms. During the six months ended August 31, 2007, the Fund outperformed the R/N Small Cap Index by 1.5%. The R/N Small Cap Index declined by 10.8% in local currency terms for the six months ended August 31, 2007. The R/N Small Cap Index underperformed the broad Japanese stock market, the TOPIX, which declined by 8.2%, in local currency terms. The TOPIX, consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), decreased by 6.3% and the Nikkei Average Index, a price-weighted index of the 225 leading stocks on the TSE, decreased by 3.9% in U.S. dollar terms for the six months ended August 31, 2007. The Japanese yen (“Yen”) appreciated by 2.1% against the U.S. dollar during the period.

The Portfolio

Equity holdings represented 99.4% of the Fund’s net assets at August 31, 2007. The Fund held 108 portfolio companies, of which 85 were TSE First Section stocks, 12 were TSE Second Section stocks, 10 were JASDAQ stocks and one was other smaller capitalization stocks, comprising 81.1%, 9.2%, 8.6% and 0.5%, respectively, of net assets on August 31, 2007.

Stock attribution analysis shows that some holdings in the Services sector, such as AEON DELIGHT CO., Ltd. and MEIKO NETWORK JAPAN CO., Ltd., contributed to the relative performance. Stock holdings from other sectors, such as DTS CORPORATION, DOWA HOLDINGS CO., Ltd. and

TAIYO INK MANUFACTURING CO., Ltd., also added value to the portfolio. Some holdings in the Construction sector, such as SURUGA CORPORATION detracted from the relative return, as did some other stocks such as NITTAN VALVE CO., Ltd., MANI, INC. and RYOHIN KEIKAKU CO., Ltd..

Market Review

The Japanese small capitalization market remained almost unchanged over the period from March 2007 to June 2007. The global correction, which was initially triggered by a sharp decline in the Chinese A-share market, was later exacerbated by revelations of worsening problems in the U.S. subprime lending market that investors feared could have wider economic repercussions. Despite the recovery in global stock prices from the sharp downturn in late February, several local factors seemed to drain investor sentiment and caused the Japanese market to extend its underperformance through April. There were further indications that near-term domestic macroeconomic growth conditions were leveling off, while corporate management earnings forecasts were generally conservative— partly due to technical factors relating to changes in the tax code treatment of depreciation.

Although corporate earnings forecasts for fiscal year 2007 were generally weaker than the consensus estimates and exerted some downward pressure on the market, nascent signs emerged of a recovery in domestic macroeconomic growth. This provided  some overall support for stocks through June and early July. Further weakening of the Japanese yen against other major currencies also worked in favor of the Japanese stock market, especially towards the end of June. Overseas investors were again net buyers of Japanese stocks in the wake of the Tokyo market's relatively subdued performance over the previous six months, and this helped to support stock prices.

Japanese stocks were resilient through the middle of July, but the looming concerns surrounding the U.S. subprime lending crisis later pushed investors towards safe havens, which put downward pressure on stock markets worldwide. Domestic macroeconomic conditions appeared to make no measurable progress, and indicators suggested that growth was waning and the economy had reached a plateau over the last couple of months. Earlier in August, as the extent of the subprime lending crisis in the U.S. became more apparent, credit market problems and the collapse of some hedge funds triggered steep declines in global stock prices. Meanwhile, from the middle of the month, announcements of monetary policy support for the credit markets from the U.S. Federal Reserve and the European Central Bank succeeded in restoring some confidence among investors and provided solid support for the global market.

Outlook and Strategy

Possible repercussions from the credit market problems in the United States are still being assessed. It is possible that a sudden downturn in the housing market is likely to have an impact on U.S. consumer spending, with implications for Japanese exporters, but the wide distribution of risk resulting from the securitization of mortgage debt could still have unpredictable consequences across the global financial markets. Despite the efforts of the Federal Reserve and the Euro-pean Central Bank to prevent a crisis of confidence in the credit markets, the Fund expects investors to remain cautious and the volatile investment environment to continue for the time being.

Any economic slowdown in the U.S. is likely to be offset by continuing growth elsewhere in the global economy, especially in the emerging regions. Since this is rapidly becoming the consensus view, however, the Fund expects these steady fundamentals to provide support rather than acting as a catalyst for a further stock market rally. The Fund upholds the view that steady economic growth in Japan is sustainable, as the long-term growth trend in capital spending continues, eventually to be accompanied by a return to growth in personal consumption as household incomes start to rise. Furthermore, despite domestic problems of its own, such as the lack of lending growth and narrow interest  rate spreads, the Japanese financial sector appears to have limited exposure to the asset-backed commercial paper at the heart of the recent credit market turmoil in America and Europe.

Further support for the Japanese stock market could come from valuations. In the wake of the summer downturn, the average price-earnings ratio of the TOPIX has decreased to just 16 based on fiscal year 2007 projected earnings. This figure positions the market at the lower end of the medium term expected range and effectively eliminates Japan's valuation premium.

The Fund will consider this investment environment when making stock selection decisions, and intends to maintain its emphasis on stocks that can demonstrate relatively steady earnings growth, but that have remained undervalued thus far.

We appreciate your continuing support of your Fund.

Sincerely,

/s/ Shigeru Shinohara

Shigeru Shinohara
President

John F. Wallace
The Board of Directors of the Fund regrets that one of its members, John F. Wallace, died  October 13, 2007. Mr. Wallace served as a Director for 17 years and provided valuable leadership and guidance to the Board throughout his tenure.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s transfer agent, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which includes the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS—AUGUST 31, 2007
(Unaudited)

KEY STATISTICS
Net Assets	$232,220,620
Net Asset Value per Share	$10.93
Closing NYSE Market Price	$10.57
Percentage Change in Net Asset Value per Share*†	(7.4%)
Percentage Change in NYSE Market Price*†	(18.6%)

MARKET INDICES
Percentage change in market indices:*
	YEN		US$
Russell/Nomura Small Cap™ Index	(10.8%)		(8.9%)
TOPIX	(8.2%)		(6.3%)
Nikkei Average	(5.9%)		(3.9%)
*From March 1, 2007 through August 31, 2007
†Reflects the percentage change in share price

ASSET ALLOCATION
Japanese Equities
TSE First Section Stocks		81.1%
JASDAQ Stocks		8.6%
TSE Second Section Stocks		9.2%
Other Smaller Capitalization Stocks		0.5%
Cash and Cash Equivalents		0.3%
Total Investments		99.7%
Other Assets less Liabilities, Net		0.3%
Net Assets		100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Miscellaneous Manufacturing	14.8	Wholesale	3.4
Services	12.7	Telecommunications	3.4
Automotive Equipment and Parts	10.3	Electric	2.6
Machinery and Machine Tools	9.9	Food Manufacturing	1.9
Electronics	7.5	Textiles and Apparel	1.6
Banks and Finance	7.3	Oil and Gas	1.3
Chemicals and Pharmaceuticals	6.3	Transportation	1.2
Retail	5.1	Restaurants	0.8
Information and Software	4.6	Iron and Steel	0.7
Real Estate and Warehouse	4.0

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

	Market	% of
Security	Value	Net Assets
Nichias Corporation	$9,237,170	4.0
Tokai Rubber Industries, Ltd.	6,681,998	2.9
Jupiter Telecommunications Co., Ltd.	6,526,436	2.8
Futaba Industrial Co., Ltd.	6,403,211	2.8
Aeon Delight Co., Ltd.	6,108,680	2.6
Kansai Urban Banking Corporation	4,570,348	2.0
Suruga Corporation	4,469,351	1.9
Tokai Rika Co., Ltd.	4,397,410	1.9
Eagle Industry Co., Ltd.	4,233,251	1.8
Disco Corporation	4,214,260	1.8

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2007

(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
EQUITY SECURITIES

Automotive Equipment and Parts
Eagle Industry Co., Ltd.	369,000	$3,789,191	$4,233,251	1.8
Valves and mechanical seals
EXEDY Corporation	105,200	2,681,027	3,051,250	1.3
Drivetrain products
Futaba Industrial Co., Ltd.	253,600	5,820,888	6,403,211	2.8
Exhaust system parts
Koito Manufacturing Co., Ltd.	239,000	2,829,072	2,702,663	1.1
Lighting equipment
Nittan Valve Co., Ltd.	344,200	2,944,938	2,195,725	1.0
Engine valves
Teikoku Piston Ring Co., Ltd.	120,300	1,160,223	934,611	0.4
Piston rings and cylinder liners
Tokai Rika Co., Ltd.	163,800	4,035,518	4,397,410	1.9
Electronic parts
Total Automotive Equipment and Parts		23,260,857	23,918,121	10.3

Banks and Finance
The Aichi Bank, Ltd.	11,100	1,211,277	1,115,318	0.5
General banking services
Aizawa Securities Co., Ltd.	167,400	1,768,044	1,228,279	0.5
Financial services
The Bank of Iwate, Ltd.	21,900	1,276,298	1,249,592	0.5
General banking services
The Hachijuni Bank, Ltd.	348,000	2,588,690	2,691,597	1.2
General banking services
Iwai Securities Co., Ltd.	151,300	3,806,363	1,917,290	0.8
Financial services
Kansai Urban Banking Corporation	1,386,000	5,407,813	4,570,348	2.0
General banking services
The Mie Bank, Ltd.	240,000	1,196,664	1,182,960	0.5
General banking services
The San-in Godo Bank, Ltd.	213,000	2,001,743	1,737,537	0.8
General banking services
Sapporo Hokuyo Holdings, Inc.	118	1,096,704	1,263,067	0.5
General banking services
Total Banks and Finance		20,353,596	16,955,988	7.3

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2007

(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
Chemicals and Pharmaceuticals
Denki Kagaku Kogyo Kabushiki Kaisha	433,000	$1,844,327	$2,209,012	1.0
Chemical manufacturer
Hisamitsu Pharmaceutical Co., Ltd.	143,500	3,997,820	3,939,143	1.7
Salonpas brand pharmaceuticals
Koatsu Gas Kogyo Co., Ltd.	218,000	1,223,320	1,353,032	0.6
High-pressured gases and chemicals
Nissan Chemical Industries, Ltd.	93,000	1,154,135	1,164,055	0.5
Chemical producer
Sakata Inx Corporation	232,000	1,287,097	1,231,646	0.5
Printing inks
Taiyo Ink Mfg Co., Ltd.	88,100	2,377,463	2,502,042	1.1
Resist inks for printed circuit boards
Towa Pharmaceutical Co., Ltd.	42,400	1,298,516	2,126,497	0.9
Generic medicine
Total Chemicals and Pharmaceuticals		13,182,678	14,525,427	6.3

Electric
Mirai Co., Ltd.	271,600	2,603,714	3,458,155	1.5
Plastic molded electric materials
SMK Corporation	347,000	2,399,805	2,588,010	1.1
Switches and connectors
Total Electric		5,003,519	6,046,165	2.6

Electronics
Daishinku Corp.	427,000	2,581,311	2,838,189	1.2
Monolithic crystal filters
Enplas Corporation	128,500	1,984,281	1,853,541	0.8
Electronic plastic products
Espec Corp.	150,500	2,007,455	1,795,425	0.8
Meteorological testing devices
Iriso Electronics Co., Ltd.	48,500	1,692,877	1,172,256	0.4
Electronic connectors
JEOL Ltd.	207,000	1,268,749	922,025	0.4
Electronic optics instruments
Kanaden Corporation	31,000	199,824	185,446	0.1
Components and devices
Macnica, Inc.	93,700	2,757,685	2,329,457	1.0
Semiconductors
Roland Corporation	70,700	1,673,836	1,898,028	0.8
Keyboards and synthesizers
Sanshin Electronics Co., Ltd.	169,300	2,162,564	2,389,447	1.0
Semiconductors

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2007

(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
Shindengen Electric Manufacturing Co., Ltd.	261,000	$1,192,499	$1,076,939	0.5
Semiconductor equipment
Tomen Devices Corporation	59,600	1,243,523	1,039,251	0.5
Semiconductors
Total Electronics		18,764,604	17,500,004	7.5

Food Manufacturing
DyDo Drinco, Inc.	27,600	1,061,691	1,088,800	0.4
Coffee, green tea and other beverages
Ozeki Co., Ltd.	119,600	3,487,592	3,375,994	1.5
Supermarket chain
Total Food Manufacturing		4,549,283	4,464,794	1.9

Information and Software
Daiwabo Information System Co., Ltd.	129,000	1,758,160	1,612,430	0.7
Information system and software
Fujitsu Business Systems, Ltd.	73,900	1,192,883	1,224,809	0.5
Business systems network
Sorun Corporation	558,700	4,330,752	3,872,727	1.7
Computer software development
SRA Holdings, Inc.	246,100	3,178,424	3,866,390	1.7
Business application software
Total Information and Software		10,460,219	10,576,356	4.6

Iron and Steel
Osaka Steel Co., Ltd.	93,700	1,729,670	1,596,649	0.7
Electric furnace steelmaker

Machinery and Machine Tools
Disco Corporation	71,900	4,566,437	4,214,260	1.8
Cutting and grinding industrial machinery
Hitachi Construction Machinery Co., Ltd.	81,100	2,072,643	2,856,299	1.2
Construction machinery
Kato Works Co., Ltd.	331,000	1,357,892	1,837,222	0.8
Construction and industrial machinery
Makino Milling Machine Co., Ltd.	175,000	2,115,266	1,824,852	0.8
Industrial machinery
Nippei Toyama Corporation	116,000	1,235,774	986,318	0.4
Industrial machinery
NS Tool Co., Ltd.	7,300	390,403	294,911	0.1
Industrial cutting tools
O-M Ltd.	265,000	1,340,202	2,058,785	0.9
Automatic packaging equipment

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2007

(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
Sanyo Denki Co., Ltd.	234,000	$1,763,362	$1,337,201	0.6
Small precision motors
Senshu Electric Co., Ltd.	38,400	967,268	855,212	0.4
Electric wire and cables
Taiho Kogyo Co., Ltd.	84,700	1,200,762	1,145,711	0.5
Metal forgings
Yamatake Corporation	101,400	2,505,062	3,299,909	1.4
Industrial automation equipment
Yuken Kogyo Co., Ltd.	626,000	2,226,520	2,226,354	1.0
Hydraulic equipment
Total Machinery and Machine Tools		21,741,591	22,937,034	9.9

Miscellaneous Manufacturing
Dainichi Co., Ltd.	87,800	827,223	681,360	0.3
Oil heating equipment
Dowa Holdings Co., Ltd.	346,000	3,392,928	3,864,854	1.7
Various metal-related products
Fujikura, Ltd.	385,000	2,610,849	2,289,827	0.9
Wires and cables
Fujikura Rubber, Ltd.	23,300	174,808	154,066	0.1
Rubber products
Fujimi Incorporated	85,600	2,110,396	2,009,859	0.8
Silicon wafer polishing materials
Furuno Electric Co., Ltd.	78,000	967,882	976,305	0.4
Marine equipment
Japan Digital Laboratory Co., Ltd.	76,200	965,088	990,610	0.4
Computers for accounting and financial use
Kinki Sharyo Co., Ltd.	480,000	2,193,043	1,632,526	0.6
Passenger trains
Mani, Inc.	52,200	1,609,130	2,748,673	1.2
Medical goods and equipment
Mitsubishi Pencil Co., Ltd.	9,100	128,875	114,923	0.1
Writing instruments
Nichias Corporation	880,000	5,682,632	9,237,170	4.0
Building and construction materials
Nichiha Corporation	30,400	549,820	342,458	0.2
Ceramic exterior walls and fiber boards
Sanyo Special Steel Co., Ltd.	279,000	1,866,844	2,331,322	1.0
Specialty steel products
Takiron Co., Ltd.	112,000	393,509	348,051	0.2
Construction materials

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2007

(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
Tokai Rubber Industries	359,200	$5,670,667	$6,681,998	2.9
Rubber and plastic products
Total Miscellaneous Manufacturing		29,143,694	34,404,002	14.8

Oil and Gas
AOC Holdings, Inc.	202,700	3,154,340	2,965,829	1.3
Refines crude oil, natural gas and minerals

Real Estate and Warehouse
Daibiru Corporation	259,700	2,493,469	3,201,274	1.4
Leases office buildings, apartments and hotels
First Juken Co., Ltd.	41,500	403,751	215,301	0.1
Residential buildings
Noel Co., Ltd.	534	1,281,305	590,030	0.2
Maintains real estate property
Sanyo Housing Nagoya Co., Ltd.	505	732,126	640,813	0.3
Interior and exterior design
Suruga Corporation	253,800	5,703,228	4,469,351	1.9
Multi-unit commercial and residential building
Takara Leben Co., Ltd.	25,300	353,469	229,097	0.1
Condominiums
Total Real Estate and Warehouse		10,967,348	9,345,866	4.0

Restaurants
Hiday Hidaka Corp.	222,100	1,981,615	2,049,505	0.8
Chinese restaurant chain

Retail
Cawachi Limited	27,800	823,293	770,323	0.3
Drug store chain
Felissimo Corporation	60,200	1,750,732	1,088,687	0.5
Catalog shopping
IK Co., Ltd.	891	1,129,201	742,212	0.3
Used motorcycles dealer
Seijo Corporation	56,800	1,305,866	1,272,355	0.5
Drug store chain
Shimamura Co., Ltd.	36,300	3,540,257	3,365,376	1.5
Clothing chain
Village Vanguard Co., Ltd.	452	2,484,059	2,071,837	0.9
Books, cd’s, videos and office supplies
Yaoko Co., Ltd.	96,200	2,295,147	2,458,043	1.1
Supermarkets
Total Retail		13,328,555	11,768,833	5.1

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2007

(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
Services
Aeon Delight Co., Ltd.	172,600	$3,878,007	$6,108,680	2.6
Building management
Asahi Net, Inc.	206,000	678,270	517,467	0.2
Internet access
Chintai Corporation	2,227	1,858,376	1,007,336	0.5
Real estate information magazines
DTS Corporation	93,200	3,314,244	3,298,546	1.4
System and network engineering
Human Holdings Co., Ltd.	485	810,302	281,341	0.1
Exam preparation classes
Maeda Corporation	293,000	1,351,304	1,130,571	0.5
General contractor
Meiko Network Japan Co., Ltd.	568,700	3,205,585	3,264,582	1.4
Private schools and academic tutoring
Nippo Corporation	293,000	2,337,173	2,311,727	1.0
Heavy construction
Nissay Dowa General Insurance Company, Limited	216,000	1,229,322	1,288,412	0.6
Automobile, fire, accident, and marine insurance
Relo Holdings, Inc.	59,000	1,182,242	1,196,858	0.5
Housing maintenance
Resorttrust, Inc.	97,700	2,271,350	2,146,541	0.9
Timeshare resort hotels
Tempstaff Co., Ltd.	2,049	3,162,781	2,741,551	1.2
Employment and outsourcing
Totetsu Kogyo Co., Ltd.	89,000	573,925	551,616	0.2
Civil engineering work
Yahagi Construction Co., Ltd.	540,000	3,175,552	2,023,048	0.9
General contractor
Yoshimoto Kogyo Co., Ltd.	113,600	1,729,473	1,651,365	0.7
Television and radio producer
Total Services		30,757,906	29,519,641	12.7

Telecommunications
Daimei Telecom Engineering Corp.	120,000	1,297,772	1,311,408	0.6
Wire installations and related works
Jupiter Telecommunications Co., Ltd.†	8,495	6,453,413	6,526,436	2.8
Cable television broadcasting
Total Telecommunications		7,751,185	7,837,844	3.4

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2007

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Textiles and Apparel
Workman Co., Ltd.	90,900	$1,968,253	$3,844,879	1.6
Uniforms

Transportation
Alps Logistics Co., Ltd..	108,100	1,173,720	1,286,805	0.6
Trucking
Iino Kaiun Kaisha, Ltd..	115,200	1,038,021	1,462,810	0.6
Oil tankers
Total Transportation		2,211,741	2,749,615	1.2

Wholesale
Kondotec, Inc.	244,500	1,949,575	2,032,487	0.9
Construction materials
Nagase & Company, Ltd.	318,000	4,037,450	3,865,027	1.7
Dyestuff
Ryoden Trading Company, Ltd.	242,000	1,814,081	1,873,831	0.8
Electronic components.
Total Wholesale		7,801,106	7,771,345	3.4
TOTAL INVESTMENTS IN EQUITY SECURITIES		$228,111,760	$230,777,897	99.4

INVESTMENTS IN FOREIGN CURRENCY
Hong Kong Shanghai Bank-Tokyo
Non-interest bearing account	JPY 73,955,719	$638,402	$638,402	0.3
TOTAL INVESTMENTS IN FOREIGN CURRENCY		$638,402	$638,402	0.3
TOTAL INVESTMENTS		$228,750,162	$231,416,299	99.7
OTHER ASSETS LESS LIABILITIES, NET			804,321	0.3
NET ASSETS			$232,220,620	100.0

† Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2007.

Japanese Yen       JPY     ¥ 115.85 = $1.00

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

     STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2007

(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$228,111,760)	$230,777,897
Investments in foreign currency, at market value (cost—$638,402)	638,402
Receivable for investments sold	1,565,377
Receivable for dividends and interest, net of withholding taxes	170,566
Prepaid expenses	39,852
Cash or cash equivalents	232,934
Total Assets	233,425,028

LIABILITIES:
Payable for investments purchased	763,730
Accrued management fees	189,236
Other accrued expenses	251,442
Total Liabilities	1,204,408

NET ASSETS:
Capital stock (par value of 21,242,170 shares of capital stock outstanding, authorized
100,000,000, par value $0.10 each)	2,124,217
Paid-in capital	236,685,938
Accumulated net realized loss on investments and foreign currency transactions	(9,331,074)
Unrealized net appreciation on investments and foreign exchange	2,665,085
Accumulated net investment income	76,454
Net Assets	$232,220,620
Net asset value per share	$10.93

See notes to financial statements

 JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2007

(Unaudited)

INCOME:
Dividend income (less $126,906 withholding taxes)	$1,686,034
Interest income	9,913
Total Income		$1,695,947

EXPENSES:
Management fees	1,125,254
Custodian fees	214,805
Legal fees	70,895
Directors’ fees and expenses	65,568
Auditing and tax reporting fees	48,080
Shareholder reports	32,649
Registration fees	25,482
Annual meeting expenses	16,192
Miscellaneous fees	7,544
Transfer agency fees	6,624
Insurance	6,400
Total Expenses		1,619,493
INVESTMENT INCOME—NET		76,454

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments		(5,484,955)
Net realized loss on foreign exchange		(57,027)
Net realized loss on investments and foreign exchange		(5,541,982)
Change in net unrealized appreciation on translation of foreign currency
and other assets and liabilities denominated in foreign currency		6,532,080
Change in net unrealized depreciation on investments		(19,449,672)
Net realized and unrealized loss on investments and foreign exchange		(18,459,574)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(18,383,120)

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

    STATEMENT OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	For the Year
	August 31,	Ended
	2007	February 28,
	(Unaudited)	2007

FROM INVESTMENT ACTIVITIES:
Net investment income (loss)	$76,454	$(536,696)
Net realized gain (loss) on investments	(5,484,955)	13,228,041
Net realized loss on foreign exchange	(57,027)	(109,655)
Change in net unrealized depreciation on investments
and foreign exchange	(12,917,592)	(50,309,049)
Decrease in net assets derived from investment activities and
net decrease in net assets	(18,383,120)	(37,727,359)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of 113,658 shares	0	1,432,387

Increase in net assets derived from capital share transactions	0	1,432,387

FROM DISTRIBUTIONS TO SHAREHOLDERS:
From net capital gains	0	(35,126,187)

Decrease in net assets	0	(35,126,187)

NET ASSETS:
Beginning of period	250,603,740	322,024,899
End of period (including accumulated net investment income of
$76,454 in 2007)	$232,220,620	$250,603,740

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS

August 31, 2007 (Unaudited)

1.	Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21,1990. The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

(a) Valuation of Securities—Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions—Transactions denominated in Japanese yen (“Yen”) are recorded in the Fund’s records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund does not isolate that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Yen rates at August 31, 2007 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

     JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in—first out basis.

Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

(d) Income Taxes — A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax  is imposed on dividends at a rate of 7% (7% effective 1/1/04 to 3/31/08) and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

At February 28, 2007, the components of accumulated earnings on a tax basis were as follows:

Accumulated capital and other
loss deferrals	$(3,661,505)
Unrealized appreciation on
investments	15,455,090
Total accumulated earnings	$11,793,585

The tax character of distributions paid during the fiscal years ended February 28, 2007 and February 28, 2006 were as follows:

	February-07	February-06
Ordinary Income	$1,127,165	—
Capital Gains	$33,999,022	—

In accordance with U.S. Treasury regulations, the Fund has elected to defer $3,578,679 and $82,826 of net realized capital and currency losses, respectively, arising after October 31, 2006. Such losses are treated for tax purposes as arising on March 1, 2007.

(e) Capital Account Reclassification — For the year ended February 28, 2007, the Fund’s accumulated net investment loss was decreased by $453,870, the accumulated net realized loss was $360,758 and paid in capi-

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

tal was decreased by $814,628. This adjustment was primarily the result of the reclassification of foreign currency gains and the net operating loss. These differences were primarily due to the result of the reclassification of foreign currency gains, taxable overdistributions and the net operating losses.

(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h) Indemnifications—Under the Fund’s organizational documents, its officers and  directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd.. (the “Investment Adviser”), to act as investment adviser for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

million but not exceeding $100 million, .90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, .80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, .70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, .60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and .50% of the Fund’s average weekly net assets in excess of $425 million. Under the Management Agreement, the Fund accrued fees to the Manager of $1,125,254 for the six months ended August 31, 2007. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $491,486 for the six months ended August 31, 2007. At August 31, 2007, the fee payable to the Manager, by the Fund, was $189,236.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) earned no commissions on the execution of portfolio security transactions for the six months ended August 31, 2007. The Fund pays each Director not affiliated with the Manager an annual fee of $10,000 plus $1,000 per meeting attended, together with such Director’s actual expenses related to attendance at meetings. Mr. Barker who had been designated by the Directors not affiliated with the Manager to serve as lead Director, is paid an additional annual fee of $5,000. Such fees and expenses for unaffiliated Directors aggregated $65,568 for the six months ended August 31, 2007.

3.	Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the six months ended August 31, 2007 were $68,475,839 and $67,998,455, respectively.

As of August 31, 2007, net unrealized appreciation on investments, exclusive of investments in foreign currency and short-term securities, for Federal income tax purposes was $2,666,137 of which $21,380,210 related to appreciated securities and $18,714,073 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies of $638,402, at August 31, 2007 for Federal income tax purposes was $228,111,760.

4.	Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax posi-

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

tions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

	For the Six
	Months Ended	For the Year Ended
	August 31, 2007	February 28,			February 29,	February 28,
	(Unaudited)	2007	2006	2005	2004	2003

Net asset value, beginning of period	$11.80	$15.24	$11.59	$9.40	$5.74	$5.86
Net investment income (loss)@	0.00#	(0.03)	(0.05)	(0.06)	(0.03)	(0.05)
Net realized and unrealized gain (loss)
on investments and foreign currency	(0.87)	(1.75)	4.14	2.25	3.69	(0.07)
Total from investment operations	(0.87)	(1.78)	4.09	2.19	3.66	(0.12)
Distributions from net realized capital gains	—	(1.66)	—	—	—	—
Fund Share Transactions
Dilutive effect of Rights Offering*	—	—	(0.22)	—	—	—
Offering costs charged to paid-in capital in
excess of par	—	—	(0.22)	—	—	—
Total Fund share transactions	—	—	(0.44)	—	—	—
Net asset value, end of period	$10.93	$11.80	$15.24	$11.59	$9.40	$5.74
Market value, end of period	$10.57	$12.98	$15.75	$12.20	$10.79	$6.38
Total investment return†	(18.6%)	(6.4%)	29.1%	13.1%	69.1%	15.4%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000)	$232,221	$250,604	$322,025	$183,717	$149,012	$90,930
Operating expenses	1.33%**	1.32%	1.32%	1.54%	1.47%	1.63%
Net investment income (loss)	0.06%**	(0.19%)	(0.37%)	(0.57%)	(0.41%)	(0.75%)
Portfolio turnover	29%	86%	81%	86%	28%	28%

†
Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

@	Based on average shares outstanding.
*	Decrease is due to the Rights Offering.
**	Annualized.
#	Amount represents less than $0.005 per share.

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of six directors, five of whom are independent or non-interested, directors (the “Independent Directors”). The Board considers matters relating to the Fund's management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd.. (the “Investment Adviser”).

The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 16, 2007. In connection with their deliberations at that meeting and at separate meetings of the Independent Directors held on July 17, 2007, July 25, 2007 and August 16, 2007, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, and (iii) the profitability of the Agreements to the Manager and the Investment Adviser. The lndependent Directors sought and received additional information from the Investment Adviser. The Independent Directors were advised by independent counsel in considering these materials and the continuance of the Agreements.

In considering the continuance of the Agreements at the meeting held on August 16, 2007, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their review of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager.

lnvestment performance. The Board considered performance information provided by the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. In response to requests by the Independent Directors, the Manager provided information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Japanese stocks. In connection with their presentation, the Manager and the Investment Advisor noted that the Fund outperformed its performance benchmark for the most recent quarter and for the period since the Firm’s inception but underperformed the benchmark for the most recent one-year and certain longer time

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements—Continued

periods. The Manager and the Investment Adviser attributed the negative performance differential primarily to the Investment Adviser’s investment process that focuses on long-term prospects for higher quality smaller capitalization companies that was reflected in the information provided to the Board.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds. The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration. The Manager and its affiliates also act as advisers to one additional investment company registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these two companies. The Board of Directors of the Fund recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the two registered investment companies.

The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisors. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager and the Investment Adviser with respect to the methodologies used to charge and allocate expenses to the Fund.

Economies of scale. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any economies of scale are shared with the Fund and its shareholders. The Board noted that the management agreement contains seven separate breakpoints in the management fee for net assets above $50 million, with the last breakpoint applicable to net assets in excess of $425 million. The Fund had net assets of approximately $234 million at August 16, 2007 (the date the Agreements were most recently considered).

At the conclusion of its review of the Agreements at the August 16, 2007 meeting, the Board, including the Independent Directors, determined that the nature, extent and quality of the services provided by the Manager and the Investment Adviser and the performance record of the Fund supported the continuance of the Agreements. However, the Board determined to request the Manager to consider possible adjustments to the fee schedules in the Agreements and to provide a report to the Board prior to the Board meeting scheduled to be held in November 2007. The Board also determined to consider the continuance of the Agreements at the August 16, 2007 meeting for a three-month period ending November 30, 2007 to permit the Independent Directors to consider the Manager’s response prior to considering the extension of the Agreements through June 30, 2008.

Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through November 30, 2007.

BOARD OF DIRECTORS
William G. Barker, Jr.
Rodney A. Buck
David B. Chemidlin
Chor Weng Tan
John F. Wallace

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Jun Arima, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd..
1-12,1-Chome, Nihombashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, Ernst & Young, LLP, and accordingly, they express no opinion thereon.
JAPAN Smaller Capitalization Fund, Inc. SEMI-ANNUAL REPORT AUGUST 31, 2007

ITEM 2.  CODE OF ETHICS

Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR   CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) Not applicable.
(b) Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a) Not applicable
(b) Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
______________________________________________________________________________
Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1)	Not applicable.
(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Shigeru Shinohara

Shigeru Shinohara, President
(Principal Executive Officer)

Date:  November 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite

Rita Chopra-Brathwaite,  Treasurer
(Principal Financial Officer)

Date:  November 7, 2007